UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2020

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STEELCASE INC.

(Exact name of registrant as specified in its charter)

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Michigan	1-13873	38-0819050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 44th Street SE

Grand Rapids, Michigan 49508

(Address of Principal Executive Offices) (Zip Code)

(616) 247-2710

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 22, 2020, the Board of Directors and the Compensation Committee of the Board of Directors of Steelcase Inc. (the "Company") approved the following changes to the base salaries of the executive officers of the Company who were named in the Summary Compensation Table of the Company's Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on May 29, 2019 (the "Named Executive Officers"), effective as of May 25, 2020: the base salary of the Company's President and Chief Executive Officer will be adjusted to reflect a temporary reduction of 50%, and the base salary of the other Named Executive Officers will be adjusted to reflect a temporary reduction of 20%, from the levels in place prior to March 30, 2020.

Item 7.01. Regulation FD Disclosure.

On May 22, 2020, the Company's Board of Directors approved a 50% reinstatement of the reductions implemented on March 30, 2020 to the annual board retainers of the Board Chair and the other non-employee members of the Company's Board of Directors and the additional annual retainer paid to the members of the Audit Committee. As a result of these changes, the following compensation schedule for non-employee directors will take effect on May 31, 2020:

Type of Compensation	Director	Board Chair

Board Annual Retainer	$172,000	$258,000
Committee Chair Annual Retainers:
Audit Committee	$16,000
Compensation Committee	$12,000
Corporate Business Development Committee	$12,000
Nominating and Corporate Governance Committee	$12,000

Board annual retainers and committee chair annual retainers will be paid 25% in cash and 75% in either the Company's Class A Common Stock or a deemed investment in the Company's Class A Common Stock under the Company's Non-Employee Director Deferred Compensation Plan. The additional annual retainer for the members of the Audit Committee is $5,000, paid in cash.

On May 26, 2020, the Company issued a press release providing an update on the status of its operations, selected financial metrics for interim periods during its fiscal quarter ending on May 29, 2020 and liquidity position as of May 1, 2020. The Company is furnishing the press release as Exhibit 99.1 attached hereto.

The information furnished pursuant to this Item 7.01 to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(d) EXHIBITS.

Exhibit Number	Description

99.1	Steelcase Inc. Press Release dated May 26, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEELCASE INC.

Date: May 26, 2020	By:	/s/ David C. Sylvester
David C. Sylvester
Senior Vice President, Chief Financial Officer